THERMO
OPPORTUNITY
FUND



                                               THE THERMO OPPORTUNITY FUND, INC.

                                                        January 29, 1998



Dear Fellow Stockholder:

     The directors and officers of The Thermo Opportunity Fund, Inc. join me in extending to you a cordial invitation to attend the annual meeting of our stockholders. This meeting will be held at 12:30 p.m. on Tuesday, April 28, 1998, at the offices of Brundage, Story and Rose, L.L.C., One Broadway, New York, New York 10004.

     The formal notice of this annual meeting and the proxy statement appear on the following pages. After reading the proxy statement, please mark, sign, and return the enclosed proxy card to ensure that your votes on the business matters of the meeting will be recorded.

     We hope that you will attend this meeting. Regardless of the number of shares you own, or whether or not you plan to attend the meeting, we urge you to return your proxy promptly in the postage prepaid envelope provided.

     We look forward to seeing you on April 28.


                                                        Sincerely,

                                                        /s/ Gregory E. Ratte'

                                                        Gregory E. Ratte'
                                                        Chairman

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On April 28, 1998

     The Annual Meeting of Stockholders (the "Meeting") of THE THERMO OPPORTUNITY FUND, INC.(the "Fund") will be held at the offices of Brundage, Story and Rose, L.L.C., One Broadway, New York, New York 10004 on April 28, 1998 at 12:30 p.m. for the following purposes:

     1.   To elect two Directors (PROPOSAL NO. 1);

     2. To ratify the selection of Arthur Andersen LLP as independent auditors for the current fiscal year (PROPOSAL NO. 2); and

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The stock transfer books will not be closed but in lieu thereof, the Board of Directors of the Fund has fixed the close of business on January 28, 1998 as the record date for the determination of Stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                       By Order of the Board of Directors

                          /s/ John F. Splain

                       John F. Splain, Secretary


January 29, 1998

     STOCKHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE

     . IN FAVOR OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN THE PROXY STATEMENT, AND

     . FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.


                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                 PROXY STATEMENT


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 1998

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of THE THERMO OPPORTUNITY FUND, INC. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the offices of Brundage, Story and Rose, L.L.C., One Broadway, New York, New York 10004, on April 28, 1998 at 12:30 p.m. and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against all proposals. The address of the principal executive office of the Fund is One Broadway, New York, New York 10004.

     Proposal No. 1 must be approved by a plurality of the shares voting and Proposal No. 2 must be approved by a simple majority of shares voting. A majority of the outstanding shares of the Fund must be present in person or by proxy to have a quorum to conduct business for the Fund at the Meeting.

     The Fund will pay the costs of solicitation, including the printing and mailing of the proxy materials. Certain officers, directors and regular and temporary employees of the Fund, the Adviser and The Fifth Third Bank (the "Transfer Agent") (none of whom will receive special compensation therefor) may solicit proxies in person or by telephone, facsimile, telegraph or mail. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on the issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. Unless instructions to the contrary are marked, shares represented by a proxy will be voted "FOR" each Proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the address indicated above or by voting in person at the Meeting.

     The enclosed Proxy and this Proxy Statement are first being sent to Stockholders on or about January 29, 1998.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, the persons named in the enclosed proxy will be permitted to vote thereon in accordance with their best judgment.

     The Board has fixed the close of business on January 28, 1998 as the record date (the "Record Date") for the determination of Stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held, with no cumulative voting rights.

     As of the Record Date, the Fund had outstanding 1,760,417 shares of common stock, $.001 par value. As of such date, to the knowledge of the Fund, no person beneficially owned more than 5% of the Fund's outstanding shares.

                                 PROPOSAL NO. 1
                             TO ELECT TWO DIRECTORS

     The Fund's Board is divided into three classes of Directors, each class serving for three years. The term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Directors for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Maryland law and the Bylaws of the Fund.

     It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

     The following schedule sets forth certain information regarding each Director and nominee, including incumbent Directors whose current terms do not expire in 1998. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

     Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

     All Directors and officers as a group owned directly or beneficially less than 1% of the Fund's outstanding shares as of the Record Date.

                   Information Regarding Nominees For Election

                                          Principal Occupations                                       Shares of the Fund
                                          During Past Five Years and                   Director       Beneficially Owned
Name and Address of Director              Public Directorships                  Age    Since          as of Record Date
----------------------------              --------------------                  ---    -----          -----------------
Henson L. Jones, Jr.                      General Partner of                    59     1996                  4,500
744 Santa Barbara Road                    Telecam Partners, a
Berkeley, California 94707                real estate development
                                          company; a director of
                                          Mountain Hardware, an
                                          outdoor equipment manufacturer.

Hollis S. McLoughlin                      An officer of Darby                   47     1996                    500
1133 Connecticut Avenue,N.W.              Overseas Investment, Ltd.,
Suite 200                                 an emerging markets investment
Washington, DC 20038                      company; an officer and
                                          Director of Darby Emerging Markets
                                          Fund, L.D.C.; a partner of TFMW, a
                                          real estate company; and a Director of
                                          Petro Saantander, a Canadian oil and
                                          gas company.

The Board recommends that you vote "FOR" the election of Mr. Jones and Mr. McLoughlin as Directors of the Fund.

                                 Other Directors

     The other Directors of the Fund whose terms will not expire in 1998 are listed below. The "interested" Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by asterisks.

                                          Principal Occupations                                       Shares of the Fund
                                          During Past Five Years and                   Director       Beneficially Owned
Name and Address of Director              Public Directorships                  Age    Since          as of Record Date
----------------------------              ---------------------                 ---    -----          -----------------
Blair M. Brewster                         President of Electromark,             43     1996                  None
297 Henry Street                          a manufacturing company, and
Brooklyn, New York 11201                  a director of Electromark
                                          AG and Electromark Graphic,
                                          which are sales companies; a
                                          director of Labelon, a manufacturing
                                          company; a partner of Brewster
                                          Vineyards, a real estate company;
                                          managing partner of the Guild, a real
                                          estate company.

*Gregory E. Ratte'                        Principal of Brundage,                36     1996                 2,400
 Brundage, Story and Rose                 Story and Rose, L.L.C.
 One Broadway                             (the "Adviser").
 New York, New York 10004

*Francis S. Branin, Jr.                   Principal of the                      50     1996                 1,800
 Brundage, Story and Rose                 Adviser; Vice
 One Broadway                             President and a
 New York, New York 10004                 Trustee of Brundage,
                                          Story and Rose Investment
                                          Trust (an open-end registered
                                          investment company).

*Messrs. Ratte' and Branin, as principals of the Adviser, are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. No remuneration is paid by the Fund to Messrs. Ratte' and Branin.

     Directors who are not interested persons of the Fund or the Adviser are compensated by the Fund and are reimbursed for out-of-pocket expenses. Such Directors receive a retainer of $5,000 annually plus a fee of $500 for one or more meetings of the Board (or a committee thereof) attended in person on a single day. The Board held four meetings during the fiscal year ended November 30, 1997.

     The Fund has an Audit Committee which makes recommendations to the Board concerning the selection of the Fund's independent auditors, reviews with such auditors the scope and results of the annual audit and considers any comments which the auditors may have regarding the Fund's financial statements or books of account. The Audit Committee consists of Messrs. Brewster, Jones and McLoughlin. Two meetings of the Audit Committee were held during the fiscal year ended November 30, 1997.

     During the fiscal period ended November 30, 1997, all Directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board and
(b) the total number of meetings held by all committees of the Board on which they served.

     The following table sets forth the compensation paid to the Directors for the fiscal year ended November 30, 1997.

                                           Aggregate
                                           Compensation
                  Director                 From Fund
                  --------                 ---------
                  Francis S. Branin, Jr.       None
                  Blair M. Brewster          $7,000
                  Henson L. Jones, Jr.       $7,000
                  Hollis S. McLoughlin       $7,000
                  Gregory E. Ratte'            None

                              Officers of the Fund

     The following is a list of the executives officers of the Fund:

Name and Address                            Age      Position with the Fund     Officer Since
----------------                            ---      ----------------------     -------------
Gregory E. Ratte'                            36             Chairman                 1996
Brundage, Story and Rose, L.L.C.
One Broadway
New York, NY 10004

Francis S. Branin, Jr.                       50             President                1996
Brundage, Story and Rose, L.L.C.
One Broadway
New York, NY  10004

Robert G. Dorsey                             40             Vice President           1996
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Fllor
Cincinnati, OH  45202

John F. Splain                               41             Secretary                1996
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH  45202

Mark J. Seger                                36             Treasurer                1996
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH  45202

     The principal occupations of Messrs. Ratte' and Branin are set forth above. The principal occupations of the remaining executive officers of the Fund during the past five years are set forth below:

     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc., Vice President - Finance and Treasurer of Countrywide Financial Services, Inc. and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust, Countrywide Tax-Free Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Dean Family of Funds and The New York State Opportunity Funds and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments, all of which are registered investment companies.

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. and Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust. Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust and Maplewood Investment Trust, a series company, and Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Interactive Investments, the New York State Opportunity Funds and the Dean Family of Funds.

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President of Countrywide Fund Services, Inc. and Countrywide Financial Services, Inc. He is also Treasurer of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust. Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, the New York State Opportunity Funds and the Dean Family of Funds and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of the Fund's Directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of the Fund's outstanding shares to file forms with the Securities and Exchange Commission (the "SEC") and The American Stock Exchange, reporting their affiliation with the Fund and reports of ownership and changes in ownership of shares of the Fund. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, management of the Fund believes that during the last fiscal year, the Fund's Directors and officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements. To the knowledge of management of the Fund, no Stockholder of the Fund owns more than 10% of the Fund's outstanding shares.

                                 PROPOSAL NO. 2

                      TO RATIFY OR REJECT THE SELECTION OF
                   ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS
                       FOR THE FUND'S CURRENT FISCAL YEAR

     Arthur Andersen LLP has been selected by the Board as independent auditors for the current fiscal year by vote of a majority of the Fund's Directors who are not interested persons of the Fund as defined in the 1940 Act. Such selection was recommended by the Audit Committee of the Board. The employment of Arthur Andersen LLP is conditioned on the right of the Fund to terminate the employment without penalty by a vote of a majority of its outstanding voting shares. Such selection by the Board is submitted to the Stockholders for their ratification or rejection.

     Representatives of Arthur Andersen LLP are not expected to be present at the Meeting, although they will have an opportunity to attend and to make a statement, if they so desire. If representatives of Arthur Andersen LLP are present, they will be available to respond to any appropriate questions from Stockholders.

            The Board recommends that you vote "FOR" Proposal No. 2.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1999 Annual Meeting of the Stockholders of the Fund must be received by the Fund at its principal executive office in New York by October 1, 1998 to be included in the proxy statement and the form of proxy relating to that meeting.

                                  OTHER MATTERS

     Management of the Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly to come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters. Any financial statements accompanying this Proxy Statement are for informational purposes only, do not constitute soliciting material and are not incorporated herein.

     All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                           By order of the Board of Directors

                           /s/ John F. Splain

                           John F. Splain, Secretary


January 29, 1998